EXHIBIT 99.3
       PAGE 1

















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
           FOR THE JANUARY 25, 1996 DISTRIBUTION DATE
                 (as amended on November 21, 1996)

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1
































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               398,714,000
Total New Receivables Sold To Trust (New Invoices)   390,435,000
Dilutions                                              6,293,000
Defaulted Receivables (91 days +)                      2,440,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   126,920,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 38,697,000
Additions to Monitored Receivables                     6,859,000
Collections of Monitored Receivables                   4,550,000
Total Charged-Off Receivables                             31,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              45.4
Monthly Payment Rate                                       66.07%
Yield Reserve                                          3,000,000
Fee Reserve                                              126,132







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  603,485,000
Interline Payables                                   114,621,000
Outstanding Balance                                  488,864,000
Ending Net Receivables Pool Balance                  447,764,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    39,815,342
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               239,815,342

Yield Reserve                                          3,000,000
Fee Reserve                                              111,292

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 12/31/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      95.86%   564,515,000
31-60 Days From Invoice                      3.25%    19,120,000
61-90 Days From Invoice                      0.48%     2,807,000
91-120 Days From Invoice                     0.24%     1,414,000
121-150 Days From Invoice                    0.08%       473,000
151-180 Days From Invoice                    0.04%       208,000
181-210 Days From Invoice                    0.02%       118,000
211-240 Days From Invoice                    0.00%        11,000
Greater Than 240 Days From Invoice           0.04%       216,000
                                           -------   -----------
       Total                               100.00%   588,882,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Jan-96
Distribution Date                                      25-Jan-96
Due Period                                                Dec-95
Series 1993-1 Period Number                                   27
Last Day of Preceding Due Period                       31-Dec-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               239,815,342
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                364,815,342

Series Allocation Percentage (SAIA/TAIA)                   65.74%
Investor Allocation Percentage                             82.53%
Investor Ownership Percentage                              33.14%
Seller Ownership Percentage                                66.86%

COLLECTIONS
-----------

Total Pool Collections                               398,714,000
Pool Recoveries                                                0
Total Available Collections                          398,714,000

Series Allocable Collections
  (SAP * Total Available Collections)                262,098,994
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       216,315,403
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      215,473,736
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      215,473,736
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 56,157
Withdrawal                                                56,157
Remaining Available Collections                      215,417,579
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        215,417,579
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                        31,000
Investor Allocable Charged-Off Amount                     10,274
Withdrawal                                                10,274
Remaining Available Collections                      215,407,305
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               603,485,000
Collections                                         (398,714,000)
New Receivables                                      390,435,000
Dilutions                                             (6,293,000)
Charged-Off Receivables                                  (31,000)
Ending Pool Balance                                  588,882,000
Interline Payables                                  (126,920,000)
Ending Outstanding Balance                           461,962,000
Ending Net Receivables Pool Balance                  420,825,000
Ending Net Series Pool Balance                       276,633,901

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              16.42%

Beginning Available Subordinated Amount               39,815,342
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  39,284,539
Yield Reserve                                          3,000,000
Fee Reserve                                              126,132
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     242,410,671

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        239,284,539
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         364,284,539

Ending Series Allocation Percentage (SAIA/TAIA)            65.69%
Ending Investor Allocation Percentage                      87.70%
Ending Investor Ownership Percentage                       33.96%
Ending Seller Ownership Percentage                         66.04%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.07%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.16%
     Collections of Monitored Receivables                   0.77%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables    0.39%



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     10,274
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           10,274
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.01%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.68%
        (b) Dilution Percentage (5*B.I.(a))                 8.40%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.08%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.59%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        0.99%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                 7.43%

   IV.  Loss Percentage (B.II.+B.III.)                      8.02%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  16.42%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.68%
        (b) Alternate Dilution Percentage (4*C.I.(a))       6.72%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.65%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      6.38%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            7.03%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       13.75%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        16.42%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    398,714,000

Available Investor Collections                       215,407,305
Monthly Principal                                              0
Available Principal Collections                      215,407,305


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       215,407,305

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.



Distribution Date:  January 25, 1996

Due Period:  December 1, 1995 through December 31, 1995


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $398,714,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $588,882,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.74%

  Investor Allocation Percentage                           82.53%

  Investor Ownership Percentage                            33.14%










                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal Funding
      Account                                    $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $     10,274.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                             16.42%

  Ending Available Subordinated Amount            $39,284,539.23










                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceding Due Period                         $588,882,000.00

  Ending Net Receivables Pool Balance            $420,825,000.00

  Ending Net Series Pool Balance                 $276,633,901.26

























                             - 12 -

                                                                  EXHIBIT 99.3
       PAGE 1

















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
           FOR THE FEBRUARY 26, 1996 DISTRIBUTION DATE
               (as amended on November 21, 1996)

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1
































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               304,756,000
Total New Receivables Sold To Trust (New Invoices)   311,650,000
Dilutions                                              6,384,000
Defaulted Receivables (91 days +)                      6,485,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   122,861,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 40,250,000
Additions to Monitored Receivables                     6,387,000
Collections of Monitored Receivables                   1,975,000
Total Charged-Off Receivables                            112,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              58.0
Monthly Payment Rate                                       51.75%
Yield Reserve                                          3,208,158
Fee Reserve                                              161,026







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  588,882,000
Interline Payables                                   126,920,000
Outstanding Balance                                  461,962,000
Ending Net Receivables Pool Balance                  420,825,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    39,284,539
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               239,284,539

Yield Reserve                                          3,000,000
Fee Reserve                                              126,132

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 1/31/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      90.85%   535,371,000
31-60 Days From Invoice                      6.96%    40,993,000
61-90 Days From Invoice                      1.09%     6,431,000
91-120 Days From Invoice                     0.42%     2,466,000
121-150 Days From Invoice                    0.25%     1,470,000
151-180 Days From Invoice                    0.08%       491,000
181-210 Days From Invoice                    0.07%       437,000
211-240 Days From Invoice                    0.04%       232,000
Greater Than 240 Days From Invoice           0.24%     1,389,000
                                           -------   -----------
       Total                               100.00%   589,280,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Feb-96
Distribution Date                                      26-Feb-96
Due Period                                                Jan-96
Series 1993-1 Period Number                                   28
Last Day of Preceding Due Period                       31-Jan-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               239,284,539
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                364,284,539

Series Allocation Percentage (SAIA/TAIA)                   65.69%
Investor Allocation Percentage                             87.70%
Investor Ownership Percentage                              33.96%
Seller Ownership Percentage                                66.04%

COLLECTIONS
-----------

Total Pool Collections                               304,756,000
Pool Recoveries                                                0
Total Available Collections                          304,756,000

Series Allocable Collections
  (SAP * Total Available Collections)                200,182,525
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       175,550,660
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      174,708,993
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      174,708,993
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 58,306
Withdrawal                                                58,306
Remaining Available Collections                      174,650,687
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        174,650,687
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                       112,000
Investor Allocable Charged-Off Amount                     38,038
Withdrawal                                                38,038
Remaining Available Collections                      174,612,649
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               588,882,000
Collections                                         (304,756,000)
New Receivables                                      311,650,000
Dilutions                                             (6,384,000)
Charged-Off Receivables                                 (112,000)
Ending Pool Balance                                  589,280,000
Interline Payables                                  (122,861,000)
Ending Outstanding Balance                           466,419,000
Ending Net Receivables Pool Balance                  419,684,000
Ending Net Series Pool Balance                       275,674,320

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              15.69%

Beginning Available Subordinated Amount               39,284,539
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  37,219,784
Yield Reserve                                          3,208,158
Fee Reserve                                              161,026
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     240,588,968

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        237,219,784
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         362,219,784

Ending Series Allocation Percentage (SAIA/TAIA)            65.49%
Ending Investor Allocation Percentage                      87.53%
Ending Investor Ownership Percentage                       33.94%
Ending Seller Ownership Percentage                         66.06%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.08%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.08%
     Collections of Monitored Receivables                   0.34%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables    0.74%



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     38,038
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           38,038
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.02%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.47%
        (b) Dilution Percentage (5*B.I.(a))                 7.35%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.06%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.41%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.06%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                 7.93%

   IV.  Loss Percentage (B.II.+B.III.)                      8.34%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  15.69%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.47%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.88%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.41%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      6.38%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            6.79%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       12.67%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        15.69%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    304,756,000

Available Investor Collections                       174,612,649
Monthly Principal                                              0
Available Principal Collections                      174,612,649


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       174,612,649

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  February 26, 1996

Due Period:  January 1, 1996 through January 31, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $304,756,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $589,280,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.69%

  Investor Allocation Percentage                           87.70%

  Investor Ownership Percentage                            33.96%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal
      Funding Account                            $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $     38,038.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current Due Period      15.69%

  Ending Available Subordinated Amount            $37,219,784.13











                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceeding Due Period                        $589,280,000.00

  Ending Net Receivables Pool Balance            $419,684,000.00

  Ending Net Series Pool Balance                 $275,674,319.70

























                             - 12 -


                                                                  EXHIBIT 99.3
       PAGE 1

















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
            FOR THE MARCH 25, 1996 DISTRIBUTION DATE
                (as amended on November 21, 1996)

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1
































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               314,271,000
Total New Receivables Sold To Trust (New Invoices)   334,563,000
Dilutions                                              6,967,000
Defaulted Receivables (91 days +)                      4,195,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   123,344,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 42,086,000
Additions to Monitored Receivables                     7,033,000
Collections of Monitored Receivables                   4,013,000
Total Charged-Off Receivables                             76,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              56.3
Monthly Payment Rate                                       53.33%
Yield Reserve                                          3,113,129
Fee Reserve                                              156,256







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  589,280,000
Interline Payables                                   122,861,000
Outstanding Balance                                  466,419,000
Ending Net Receivables Pool Balance                  419,684,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    37,219,784
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               237,219,784

Yield Reserve                                          3,208,158
Fee Reserve                                              161,026

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 2/29/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      93.05%   560,725,000
31-60 Days From Invoice                      5.29%    31,851,000
61-90 Days From Invoice                      0.96%     5,758,000
91-120 Days From Invoice                     0.39%     2,344,000
121-150 Days From Invoice                    0.11%       663,000
151-180 Days From Invoice                    0.09%       521,000
181-210 Days From Invoice                    0.04%       235,000
211-240 Days From Invoice                    0.02%       143,000
Greater Than 240 Days From Invoice           0.05%       289,000
                                           -------   -----------
       Total                               100.00%   602,529,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Mar-96
Distribution Date                                      25-Mar-96
Due Period                                                Feb-96
Series 1993-1 Period Number                                   29
Last Day of Preceding Due Period                       29-Feb-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               237,219,784
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                362,219,784

Series Allocation Percentage (SAIA/TAIA)                   65.49%
Investor Allocation Percentage                             87.53%
Investor Ownership Percentage                              33.94%
Seller Ownership Percentage                                66.06%

COLLECTIONS
-----------

Total Pool Collections                               314,271,000
Pool Recoveries                                                0
Total Available Collections                          314,271,000

Series Allocable Collections
  (SAP * Total Available Collections)                205,817,854
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       180,159,681
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      179,318,014
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      179,318,014
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 58,504
Withdrawal                                                58,504
Remaining Available Collections                      179,259,510
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        179,259,510
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                        76,000
Investor Allocable Charged-Off Amount                     25,794
Withdrawal                                                25,794
Remaining Available Collections                      179,233,716
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               589,280,000
Collections                                         (314,271,000)
New Receivables                                      334,563,000
Dilutions                                             (6,967,000)
Charged-Off Receivables                                  (76,000)
Ending Pool Balance                                  602,529,000
Interline Payables                                  (123,344,000)
Ending Outstanding Balance                           479,185,000
Ending Net Receivables Pool Balance                  432,904,000
Ending Net Series Pool Balance                       283,511,277

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              15.43%

Beginning Available Subordinated Amount               37,219,784
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  36,483,490
Yield Reserve                                          3,113,129
Fee Reserve                                              156,256
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     239,752,876

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        236,483,490
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         361,483,490

Ending Series Allocation Percentage (SAIA/TAIA)            65.42%
Ending Investor Allocation Percentage                      84.66%
Ending Investor Ownership Percentage                       33.19%
Ending Seller Ownership Percentage                         66.81%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.16%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.17%
     Collections of Monitored Receivables                   0.67%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables    0.50%



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     25,794
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           25,794
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.01%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.44%
        (b) Dilution Percentage (5*B.I.(a))                 7.20%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.30%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.06%
        (b) Monitored Receivables Percentage
           (7.5*B.III.(a))                                  7.93%

   IV.  Loss Percentage (B.II.+B.III.)                      8.23%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  15.43%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.44%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.76%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.35%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      6.38%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            6.73%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       12.49%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        15.43%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    314,271,000

Available Investor Collections                       179,233,176
Monthly Principal                                              0
Available Principal Collections                      179,233,176


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       179,233,176

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  March 25, 1996

Due Period:  February 1, 1996 through February 29, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $314,271,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $602,529,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.49%

  Investor Allocation Percentage                           87.53%

  Investor Ownership Percentage                            33.94%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal
      Funding Account                            $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
      Due Period                                 $     25,794.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                             15.43%

  Ending Available Subordinated Amount            $36,483,490.50










                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceding Due Period                         $602,529,000.00

  Ending Net Receivables Pool Balance            $432,904,000.00

  Ending Net Series Pool Balance                 $283,511,276.60

























                             - 12 -

                                                                  EXHIBIT 99.3
       PAGE 1
















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
            FOR THE APRIL 25, 1996 DISTRIBUTION DATE
               (as amended on November 21, 1996)

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1

































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               491,701,000
Total New Receivables Sold To Trust (New Invoices)   500,482,000
Dilutions                                              6,256,000
Defaulted Receivables (91 days +)                      3,708,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   138,173,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 44,014,000
Additions to Monitored Receivables                     8,958,000
Collections of Monitored Receivables                   4,875,000
Total Charged-Off Receivables                            137,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              36.8
Monthly Payment Rate                                       81.61%
Yield Reserve                                          3,000,000
Fee Reserve                                              102,116







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  602,529,000
Interline Payables                                   123,344,000
Outstanding Balance                                  479,185,000
Ending Net Receivables Pool Balance                  432,904,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    36,483,490
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               236,483,490

Yield Reserve                                          3,113,129
Fee Reserve                                              156,256

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 3/31/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      95.98%   580,667,000
31-60 Days From Invoice                      2.73%    16,506,000
61-90 Days From Invoice                      0.67%     4,036,000
91-120 Days From Invoice                     0.29%     1,779,000
121-150 Days From Invoice                    0.12%       705,000
151-180 Days From Invoice                    0.05%       314,000
181-210 Days From Invoice                    0.07%       395,000
211-240 Days From Invoice                    0.03%       161,000
Greater Than 240 Days From Invoice           0.06%       354,000
                                           -------   -----------
       Total                               100.00%   604,917,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Apr-96
Distribution Date                                      25-Apr-96
Due Period                                                Mar-96
Series 1993-1 Period Number                                   30
Last Day of Preceding Due Period                       31-Mar-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               236,483,490
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                361,483,490

Series Allocation Percentage (SAIA/TAIA)                   65.42%
Investor Allocation Percentage                             84.66%
Investor Ownership Percentage                              33.19%
Seller Ownership Percentage                                66.81%

COLLECTIONS
-----------

Total Pool Collections                               491,701,000
Pool Recoveries                                                0
Total Available Collections                          491,701,000

Series Allocable Collections
  (SAP * Total Available Collections)                321,672,142
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       272,316,099
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      271,474,432
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      271,474,432
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 57,993
Withdrawal                                                57,993
Remaining Available Collections                      271,416,439
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        271,416,439
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                       137,000
Investor Allocable Charged-Off Amount                     45,475
Withdrawal                                                45,475
Remaining Available Collections                      271,370,964
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               602,529,000
Collections                                         (491,701,000)
New Receivables                                      500,482,000
Dilutions                                             (6,256,000)
Charged-Off Receivables                                 (137,000)
Ending Pool Balance                                  604,917,000
Interline Payables                                  (138,173,000)
Ending Outstanding Balance                           466,744,000
Ending Net Receivables Pool Balance                  419,022,000
Ending Net Series Pool Balance                       274,125,341

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              15.43%

Beginning Available Subordinated Amount               36,483,490
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  36,483,490
Yield Reserve                                          3,000,000
Fee Reserve                                              102,116
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     239,585,607

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        236,483,490
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         361,483,490

Ending Series Allocation Percentage (SAIA/TAIA)            65.42%
Ending Investor Allocation Percentage                      87.40%
Ending Investor Ownership Percentage                       33.06%
Ending Seller Ownership Percentage                         66.94%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.03%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.48%
     Collections of Monitored Receivables                   0.81%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables    0.67%



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     45,475
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           45,475
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.02%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.44%
        (b) Dilution Percentage (5*B.I.(a))                 7.20%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.30%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.06%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                 7.93%

   IV.  Loss Percentage (B.II.+B.III.)                      8.23%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  15.43%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.44%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.76%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.36%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      6.38%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            6.74%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       12.50%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        15.43%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    491,701,000

Available Investor Collections                       271,370,964
Monthly Principal                                              0
Available Principal Collections                      271,370,964


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       271,370,964

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  April 25, 1996

Due Period:  March 1, 1996 through March 31, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $491,701,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $604,917,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.42%

  Investor Allocation Percentage                           84.66%

  Investor Ownership Percentage                            33.19%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal Funding
      Account                                    $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $     45,475.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                             15.43%

  Ending Available Subordinated Amount            $36,483,490.50










                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceeding Due Period                        $604,917,000.00

  Ending Net Receivables Pool Balance            $419,022,000.00

  Ending Net Series Pool Balance                 $274,125,340.96

























                             - 12 -

                                                                  EXHIBIT 99.3
       PAGE 1


















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
             FOR THE MAY 28, 1996 DISTRIBUTION DATE
                (as amended on November 21, 1996)

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               329,450,000
Total New Receivables Sold To Trust (New Invoices)   365,729,000
Dilutions                                              8,027,000
Defaulted Receivables (91 days +)                      4,392,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   135,174,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 41,312,000
Additions to Monitored Receivables                     7,302,000
Collections of Monitored Receivables                   6,923,000
Total Charged-Off Receivables                             80,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              55.1
Monthly Payment Rate                                       54.46%
Yield Reserve                                          3,048,499
Fee Reserve                                              153,012







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  604,917,000
Interline Payables                                   138,173,000
Outstanding Balance                                  466,744,000
Ending Net Receivables Pool Balance                  419,022,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    36,483,490
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               236,483,490

Yield Reserve                                          3,000,000
Fee Reserve                                              102,116

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 4/30/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      94.47%   598,136,000
31-60 Days From Invoice                      4.19%    26,499,000
61-90 Days From Invoice                      0.64%     4,062,000
91-120 Days From Invoice                     0.32%     2,015,000
121-150 Days From Invoice                    0.15%       979,000
151-180 Days From Invoice                    0.08%       486,000
181-210 Days From Invoice                    0.04%       236,000
211-240 Days From Invoice                    0.05%       313,000
Greater Than 240 Days From Invoice           0.06%       363,000
                                           -------   -----------
       Total                               100.00%   633,089,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-May-96
Distribution Date                                      28-May-96
Due Period                                                Apr-96
Series 1993-1 Period Number                                   31
Last Day of Preceding Due Period                       30-Apr-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               236,483,490
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                361,483,490

Series Allocation Percentage (SAIA/TAIA)                   65.42%
Investor Allocation Percentage                             87.40%
Investor Ownership Percentage                              33.06%
Seller Ownership Percentage                                66.94%

COLLECTIONS
-----------

Total Pool Collections                               329,450,000
Pool Recoveries                                                0
Total Available Collections                          329,450,000

Series Allocable Collections
  (SAP * Total Available Collections)                215,527,093
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       188,370,725
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      187,529,058
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      187,529,058
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 60,152
Withdrawal                                                60,152
Remaining Available Collections                      187,468,907
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        187,468,907
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                        80,000
Investor Allocable Charged-Off Amount                     26,450
Withdrawal                                                26,450
Remaining Available Collections                      187,442,457
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               604,917,000
Collections                                         (329,450,000)
New Receivables                                      365,729,000
Dilutions                                             (8,027,000)
Charged-Off Receivables                                  (80,000)
Ending Pool Balance                                  633,089,000
Interline Payables                                  (135,174,000)
Ending Outstanding Balance                           497,915,000
Ending Net Receivables Pool Balance                  452,211,000
Ending Net Series Pool Balance                       295,837,676

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              15.38%

Beginning Available Subordinated Amount               36,483,490
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  36,343,692
Yield Reserve                                          3,048,499
Fee Reserve                                              153,012
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     239,545,203

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        236,343,692
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         361,343,692

Ending Series Allocation Percentage (SAIA/TAIA)            65.41%
Ending Investor Allocation Percentage                      80.99%
Ending Investor Ownership Percentage                       31.59%
Ending Seller Ownership Percentage                         68.41%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.27%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.15%
     Collections of Monitored Receivables                   1.09%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables    0.06%



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     26,450
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           26,450
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.01%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.44%
        (b) Dilution Percentage (5*B.I.(a))                 7.20%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.03%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.25%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.06%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                 7.93%

   IV.  Loss Percentage (B.II.+B.III.)                      8.18%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  15.38%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.44%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.76%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.36%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      6.38%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            6.74%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       12.50%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        15.38%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    329,450,000

Available Investor Collections                       187,442,457
Monthly Principal                                              0
Available Principal Collections                      187,442,457


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       187,442,457

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  May 28, 1996

Due Period:  April 1, 1996 through April 30, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $329,450,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $633,089,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.42%

  Investor Allocation Percentage                           87.40%

  Investor Ownership Percentage                            33.06%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal Funding
      Account                                    $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $     26,450.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                             15.38%

  Ending Available Subordinated Amount            $36,343,692.18










                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceding Due Period                         $633,089,000.00

  Ending Net Receivables Pool Balance            $452,211,000.00

  Ending Net Series Pool Balance                 $295,837,675.73

























                             - 12 -


                                                                  EXHIBIT 99.3
      PAGE 1


















            CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
                FOR THE JUNE 25, 1996 DISTRIBUTION DATE

                  CSXT Trade Receivables Master Trust
          5.05% Trade Receivables Participation Certificates,
                             Series 1993-1
































                                 - 1 -



        PAGE 2

                  CSXT TRADE RECEIVABLES MASTER TRUST
                  Monthly Distribution Date Statement
                             Series 1993-1
                  CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                       542,490,000
Initial Invested Amount                                    200,000,000
Required Net Series Pool Balance                           239,993,384
Original Investor Allocation Percentage                          44.24%
Certificate Rate                                                  5.05%
Servicing Fee (Per Annum)                                         0.25%
Original Required Available Subordinated Amount             36,658,384
Purchaser Adjusted Invested Amount (PAIA)                  130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                     411,136,000
Total New Receivables Sold To Trust (New Invoices)         432,947,000
Dilutions                                                    6,170,000
Defaulted Receivables (91 days +)                            4,326,000
Total Pool Recoveries                                                0
Investment Proceeds for Due Period                                   0
Interline Payables                                         147,475,000
Overconcentration Amount                                             0
Receivables Not Eligible                                             0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                          0
Monitored Receivables                                       48,148,000
Additions to Monitored Receivables                          13,367,000
Collections of Monitored Receivables                         4,802,000
Total Charged-Off Receivables                                   59,000
Purchaser Adjusted Invested Amount                         125,000,000
Reassigned Receivables                                               0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                    5.05%
Servicing Fee                                                     0.25%

Average Days Sales Outstanding                                    46.2
Monthly Payment Rate                                             64.94%
Yield Reserve                                                3,000,000
Fee Reserve                                                    128,321







                                 - 2 -



        PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                        633,089,000
Interline Payables                                         135,174,000
Outstanding Balance                                        497,915,000
Ending Net Receivables Pool Balance                        452,211,000
Ending Series 1993-1 Invested Amount                       200,000,000
Ending Series 1993-1 Available Subordinated Amount          36,343,692
Ending Deferred Monthly Servicing Fee                                0
Ending Interest Shortfall + Additional Interest                      0
Unallocated Collections                                              0
Principal Funding Account Balance                                    0
Ending Purchaser Adjusted Invested Amount (PAIA)           125,000,000
Ending Series Adjusted Invested Amount                     236,343,692

Yield Reserve                                                3,048,499
Fee Reserve                                                    153,012

Accumulation Period (Y=1;N=2)                                        2
Early Amortization Period (Y=1;N=2)                                  2

DELINQUENCY DATA (As of 4/30/96)
--------------------------------
                                                   %     Dollar Amount
                                                 ------  -------------
1-30 Days From Invoice                           94.87%    615,396,000
31-60 Days From Invoice                           3.63%     23,549,000
61-90 Days From Invoice                           0.83%      5,400,000
91-120 Days From Invoice                          0.30%      1,951,000
121-150 Days From Invoice                         0.14%        896,000
151-180 Days From Invoice                         0.08%        497,000
181-210 Days From Invoice                         0.05%        320,000
211-240 Days From Invoice                         0.03%        216,000
Greater Than 240 Days From Invoice                0.07%        446,000
                                                -------    -----------
        Total                                   100.00%    648,671,000
                                                -------    -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                           22-Jun-96
Distribution Date                                            25-Jun-96
Due Period                                                      May-96
Series 1993-1 Period Number                                         32
Last Day of Preceding Due Period                             31-May-96









                                 - 3 -



        PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                  200,000,000
Series Adjusted Invested Amount (SAIA)                     236,343,692
Purchaser Adjusted Invested Amount (PAIA)                  125,000,000
Trust Adjusted Invested Amount (TAIA)                      361,343,692

Series Allocation Percentage (SAIA/TAIA)                         65.41%
Investor Allocation Percentage                                   80.99%
Investor Ownership Percentage                                    31.59%
Seller Ownership Percentage                                      68.41%

COLLECTIONS
-----------

Total Pool Collections                                     411,136,000
Pool Recoveries                                                      0
Total Available Collections                                411,136,000

Series Allocable Collections
  (SAP * Total Available Collections)                      268,911,295
Series Allocable Miscellaneous Payments                              0
Available Investor Collections                             217,786,955
Monthly Interest Due                                           841,667
Monthly Interest Paid                                          841,667
Remaining Available Collections                            216,945,288
Beginning Interest Shortfall + Additional
  Interest Due                                                       0
Beginning Interest Shortfall + Additional
  Interest Paid                                                      0
Remaining Available Collections                            216,945,288
Ending Unpaid Interest Shortfall                                     0

Certificateholders' Monthly Servicing Fee                       58,333
Withdrawal                                                      58,333
Remaining Available Collections                            216,886,955
Beginning Deferred Monthly Servicing Fee                             0
Withdrawal                                                           0
Remaining Available Collections ("Monthly Principal")      216,886,955
Ending Deferred Monthly Servicing Fee                                0

Charged-Off Amount                                              59,000
Investor Allocable Charged-Off Amount                           18,639
Withdrawal                                                      18,639
Remaining Available Collections                            216,868,317
Investor Charge-Off Shortfall                                        0

Deficiency Amount                                                    0
Available Subordination Draw Amount                                  0
Remaining Investor Charge-Off Shortfall                              0




                                 - 4 -



        PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                                     633,089,000
Collections                                               (411,136,000)
New Receivables                                            432,947,000
Dilutions                                                   (6,170,000)
Charged-Off Receivables                                        (59,000)
Ending Pool Balance                                        648,671,000
Interline Payables                                        (147,475,000)
Ending Outstanding Balance                                 501,196,000
Ending Net Receivables Pool Balance                        448,722,000
Ending Net Series Pool Balance                             293,495,131

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                    15.91%

Beginning Available Subordinated Amount                     36,343,692
Required Subordination Draw Amount                                   0
Invested Amount                                                      0
Ending Available Subordinated Amount                        37,833,338
Yield Reserve                                                3,000,000
Fee Reserve                                                    128,321
Initial Invested Amount-Invested Amount                              0
Required Net Series Pool Balance                           240,961,659

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                     200,000,000
Ending Series Adjusted Invested Amount (SAIA)              237,833,338
Ending Purchaser Adjusted Invested Amount (PAIA)           125,000,000
Ending Trust Adjusted Invested Amount (TAIA)               362,833,338

Ending Series Allocation Percentage (SAIA/TAIA)                  65.55%
Ending Investor Allocation Percentage                            81.92%
Ending Investor Ownership Percentage                             30.83%
Ending Seller Ownership Percentage                               69.17%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                            0.95%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                           2.06%
     Collections of Monitored Receivables                         0.74%
                                                                  -----
     Net Additions to Monitored Receivables                       1.32%



                                 - 5 -



        PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                       0
Beginning Investor Charge-Offs per $1,000 Certificate             0.00
Additional Investor Charge-Offs                                      0
Additional Investor Charge-Offs per $1,000 Certificate            0.00

Reimbursements:
 Reinstatement of Investor Certificates                              0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                             0.00

Ending Investor Charge-Offs                                          0
Ending Investor Charge-Offs per $1,000 Certificate                0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                                   Y/N
                                                                   ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days          2
 2. Breach of representation or warranty not corrected for
    30 days                                                          2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT         2
 4. Trust is deemed an "Investment Company"                          2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account             2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                          2
 7. Any Series 1993-1 Servicer Default                               2
 8. Termination Notice delivered to Servicer                         2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                               2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                         2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                           18,639
Investor Recoveries                                                  0
Aggregate Investor Allocable Charged-Off Amount                 18,639
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                      0.01%
Loss Reserve                                                26,000,000








                                 - 6 -



        PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                               13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling average
            for prior 12 due periods                              1.44%
        (b) Dilution Percentage (5*B.I.(a))                       7.20%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling average
            for prior 12 Due Periods                              0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))                 0.27%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods              1.13%
        (b) Monitored Receivables Percentage (7.5*B.III.(a))      8.44%

   IV.  Loss Percentage (B.II.+B.III.)                            8.71%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)        15.91%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling average
            for prior 12 Due Periods                              1.44%
        (b) Alternate Dilution Percentage (4*C.I.(a))             5.76%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                      0.36%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage            6.94%

   IV.  Alternate Loss Percentage (C.II.+C.III.)                  7.30%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                             13.06%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                              15.91%






                                 - 7 -



        PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                                  200,000,000
Ending Invested Amount                                     200,000,000
Pool Factor                                                  1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                          411,136,000

Available Investor Collections                             216,868,317
Monthly Principal                                                    0
Available Principal Collections                            216,868,317


I.  Revolving Period:
    Unallocated Collections                                          0
    Amounts Paid to Seller (Seller's Interest)             216,868,317

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                                   0
    Controlled Deposit Amount                                        0
    Monthly Principal Deposited into Principal
      Funding Account                                                0
    Excess Collections                                               0
    Excess Collections Paid To Seller                                0
    Beginning Principal Funding Account Balance                      0
    Deposits to Principal Funding Account                            0
    Ending Principal Funding Account Balance                         0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                    841,666.67
Total Amount Allocable to Interest                          841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                          4.21
Total Amount Allocable to Principal                               0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                          0.00

Pool Factor                                                  1.0000000











                                 - 8 -



        PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                  200,000,000
Additional Investor Charge-Offs                                      0
Reimbursement of Investor Charge-Offs                                0
Unallocated Collections                                              0

Invested Amount Before Principal Amortization              200,000,000

Principal on Deposit in Principal Funding Account                    0
Ending Invested Amount                                     200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                 841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                                 - 9 -



        PAGE 10

                  CSXT TRADE RECEIVABLES MASTER TRUST
                  -----------------------------------

            Certificateholders' Distribution Date Statement
                             Series 1993-1
                  CSX Transportation, Inc. (Servicer)

        Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  June 25, 1996

Due Period:  May 1, 1996 through May 31, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                      $411,136,000.00

  Pool Balance as of the last day of the
    preceding Due Period                               $648,671,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                            65.41%

  Investor Allocation Percentage                                 80.99%

  Investor Ownership Percentage                                  31.59%











                                - 10 -



        PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders       $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                              $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                         $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                             $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                         $          0.00

  Pool Factor                                                1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal Funding
      Account                                          $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                            $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                         $     18,639.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                                   15.91%

  Ending Available Subordinated Amount                 $ 37,833,338.29










                                - 11 -



        PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                       $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                                 $          0.00

  Additional Investor Charge-Offs                      $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                                 $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates             $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                               $          0.00

  Ending Investor Charge-Offs                          $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                                 $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the preceding
    Due Period                                         $648,671,000.00

  Ending Net Receivables Pool Balance                  $448,722,000.00

  Ending Net Series Pool Balance                       $293,495,130.84

























                                - 12 -

                                                                  EXHIBIT 99.3
      PAGE 1


















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
             FOR THE JULY 25, 1996 DISTRIBUTION DATE

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1
































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               474,239,000
Total New Receivables Sold To Trust (New Invoices)   455,414,000
Dilutions                                              6,408,000
Defaulted Receivables (91 days +)                      5,109,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   153,598,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 46,895,000
Additions to Monitored Receivables                     8,184,000
Collections of Monitored Receivables                   8,209,000
Total Charged-Off Receivables                             96,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              41.0
Monthly Payment Rate                                       73.11%
Yield Reserve                                          3,000,000
Fee Reserve                                              113,985







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  648,671,000
Interline Payables                                   147,475,000
Outstanding Balance                                  501,196,000
Ending Net Receivables Pool Balance                  448,722,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    37,833,338
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               237,833,338

Yield Reserve                                          3,000,000
Fee Reserve                                              128,321

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 6/30/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      96.10%   599,002,000
31-60 Days From Invoice                      2.49%    15,497,000
61-90 Days From Invoice                      0.60%     3,734,000
91-120 Days From Invoice                     0.40%     2,483,000
121-150 Days From Invoice                    0.17%     1,051,000
151-180 Days From Invoice                    0.09%       579,000
181-210 Days From Invoice                    0.04%       259,000
211-240 Days From Invoice                    0.03%       216,000
Greater Than 240 Days From Invoice           0.08%       521,000
                                           -------   -----------
       Total                               100.00%   623,342,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Jul-96
Distribution Date                                      25-Jul-96
Due Period                                               June-96
Series 1993-1 Period Number                                   33
Last Day of Preceding Due Period                      30-June-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               237,833,338
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                362,833,338

Series Allocation Percentage (SAIA/TAIA)                   65.55%
Investor Allocation Percentage                             81.92%
Investor Ownership Percentage                              30.83%
Seller Ownership Percentage                                69.17%

COLLECTIONS
-----------

Total Pool Collections                               474,239,000
Pool Recoveries                                                0
Total Available Collections                          474,239,000

Series Allocable Collections
  (SAP * Total Available Collections)                310,858,547
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       254,664,171
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      253,822,504
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      253,822,504
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 60,233
Withdrawal                                                60,233
Remaining Available Collections                      253,762,271
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        253,762,271
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                        96,000
Investor Allocable Charged-Off Amount                     29,599
Withdrawal                                                29,599
Remaining Available Collections                      253,732,672
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               648,671,000
Collections                                         (474,239,000)
New Receivables                                      455,414,000
Dilutions                                             (6,408,000)
Charged-Off Receivables                                  (96,000)
Ending Pool Balance                                  623,342,000
Interline Payables                                  (153,598,000)
Ending Outstanding Balance                           469,744,000
Ending Net Receivables Pool Balance                  417,740,000
Ending Net Series Pool Balance                       273,824,062

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              15.93%

Beginning Available Subordinated Amount               37,833,338
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  37,896,991
Yield Reserve                                          3,000,000
Fee Reserve                                              113,985
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     241,010,975

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        237,896,991
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         362,896,991

Ending Series Allocation Percentage (SAIA/TAIA)            65.55%
Ending Investor Allocation Percentage                      88.01%
Ending Investor Ownership Percentage                       32.09%
Ending Seller Ownership Percentage                         67.91%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.03%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.31%
     Collections of Monitored Receivables                   1.32%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables   (0.01%)



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     29,599
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           29,599
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.01%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.44%
        (b) Dilution Percentage (5*B.I.(a))                 7.20%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.29%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.13%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                 8.44%

   IV.  Loss Percentage (B.II.+B.III.)                      8.73%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  15.93%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.44%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.76%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.36%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      6.94%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            7.30%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       13.06%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        15.93%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    474,239,000

Available Investor Collections                       253,732,672
Monthly Principal                                              0
Available Principal Collections                      253,732,672


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       253,732,672

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to 2prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  July 25, 1996

Due Period:  June 1, 1996 through June 30, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $474,239,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $623,342,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.55%

  Investor Allocation Percentage                           81.92%

  Investor Ownership Percentage                            30.83%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal
      Funding Account                            $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $     29,599.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                             15.93%

  Ending Available Subordinated Amount           $ 37,896,990.60











                             - 11 -


       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceeding Due Period                        $623,342,000.00

  Ending Net Receivables Pool Balance            $417,740,000.00

  Ending Net Series Pool Balance                 $273,824,062.48

























                             - 12 -

                                                                  EXHIBIT 99.3
       PAGE 1


















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
            FOR THE AUGUST 26, 1996 DISTRIBUTION DATE

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1
































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               372,351,000
Total New Receivables Sold To Trust (New Invoices)   338,782,000
Dilutions                                              6,910,000
Defaulted Receivables (91 days +)                      4,190,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   139,402,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 47,634,000
Additions to Monitored Receivables                    12,767,000
Collections of Monitored Receivables                  10,033,000
Total Charged-Off Receivables                             27,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              50.2
Monthly Payment Rate                                       59.73%
Yield Reserve                                          3,000,000
Fee Reserve                                              139,506







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  623,342,000
Interline Payables                                   153,598,000
Outstanding Balance                                  469,744,000
Ending Net Receivables Pool Balance                  417,740,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    37,896,991
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               237,896,991

Yield Reserve                                          3,000,000
Fee Reserve                                              113,965

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 7/31/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      95.55%   556,935,000
31-60 Days From Invoice                      3.11%    18,120,000
61-90 Days From Invoice                      0.62%     3,591,000
91-120 Days From Invoice                     0.27%     1,578,000
121-150 Days From Invoice                    0.15%       866,000
151-180 Days From Invoice                    0.09%       547,000
181-210 Days From Invoice                    0.07%       400,000
211-240 Days From Invoice                    0.03%       172,000
Greater Than 240 Days From Invoice           0.11%       627,000
                                           -------   -----------
       Total                               100.00%   582,836,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Aug-96
Distribution Date                                      26-Aug-96
Due Period                                               July-96
Series 1993-1 Period Number                                   34
Last Day of Preceding Due Period                      31-July-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               237,896,991
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                362,896,991

Series Allocation Percentage (SAIA/TAIA)                  65.55%
Investor Allocation Percentage                            88.01%
Investor Ownership Percentage                             32.09%
Seller Ownership Percentage                               67.91%

COLLECTIONS
-----------

Total Pool Collections                               372,351,000
Pool Recoveries                                                0
Total Available Collections                          372,351,000

Series Allocable Collections
  (SAP * Total Available Collections)                244,094,563
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       214,824,240
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      213,982,573
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      213,982,573
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 62,174
Withdrawal                                                62,174
Remaining Available Collections                      213,920,399
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        213,920,399
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                        27,000
Investor Allocable Charged-Off Amount                      8,663
Withdrawal                                                 8,663
Remaining Available Collections                      213,911,736
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               623,342,000
Collections                                         (372,351,000)
New Receivables                                      388,782,000
Dilutions                                             (6,910,000)
Charged-Off Receivables                                  (27,000)
Ending Pool Balance                                  582,836,000
Interline Payables                                  (139,402,000)
Ending Outstanding Balance                           443,434,000
Ending Net Receivables Pool Balance                  391,610,000
Ending Net Series Pool Balance                       256,719,794

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              15.93%

Beginning Available Subordinated Amount               37,896,991
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  37,896,991
Yield Reserve                                          3,000,000
Fee Reserve                                              139,506
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     241,036,497

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        237,896,991
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         362,896,991

Ending Series Allocation Percentage (SAIA/TAIA)            65.55%
Ending Investor Allocation Percentage                      93.89%
Ending Investor Ownership Percentage                       34.31%
Ending Seller Ownership Percentage                         65.69%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.19%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     2.19%
     Collections of Monitored Receivables                   1.72%
                                                           -----
     Net Additions (Reductions) to Monitored Receivables    0.47%



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                      8,663
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount            8,663
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.00%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.29%
        (b) Dilution Percentage (5*B.I.(a))                 6.45%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.29%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.23%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                 9.19%

   IV.  Loss Percentage (B.II.+B.III.)                      9.48%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  15.93%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.29%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.16%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.36%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      8.01%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            8.37

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       13.53%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        15.93%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    372,351,000

Available Investor Collections                       213,911,736
Monthly Principal                                              0
Available Principal Collections                      213,911,736


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       213,911,736

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to 2prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  August 26, 1996

Due Period:  July 1, 1996 through July 31, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $372,351,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $582,836,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.55%

  Investor Allocation Percentage                           88.01%

  Investor Ownership Percentage                            32.09%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal
      Funding Account                            $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $      8,663.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current Due Period      15.93%

  Ending Available Subordinated Amount           $ 37,896,990.60











                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceeding Due Period                        $582,836,000.00

  Ending Net Receivables Pool Balance            $391,610,000.00

  Ending Net Series Pool Balance                 $256,719,793.65

























                             - 12 -

                                                                  EXHIBIT 99.3
        PAGE 1

















            CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
             FOR THE SEPTEMBER 26, 1996 DISTRIBUTION DATE

                  CSXT Trade Receivables Master Trust
          5.05% Trade Receivables Participation Certificates,
                             Series 1993-1

































                                 - 1 -



        PAGE 2

                  CSXT TRADE RECEIVABLES MASTER TRUST
                  Monthly Distribution Date Statement
                             Series 1993-1
                  CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                       542,490,000
Initial Invested Amount                                    200,000,000
Required Net Series Pool Balance                           239,993,384
Original Investor Allocation Percentage                          44.24%
Certificate Rate                                                  5.05%
Servicing Fee (Per Annum)                                         0.25%
Original Required Available Subordinated Amount             36,658,384
Purchaser Adjusted Invested Amount (PAIA)                  130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                                     299,449,000
Total New Receivables Sold To Trust (New Invoices)         309,576,000
Dilutions                                                    5,777,000
Defaulted Receivables (91 days +)                            4,460,000
Total Pool Recoveries                                                0
Investment Proceeds for Due Period                                   0
Interline Payables                                         139,576,000
Overconcentration Amount                                             0
Receivables Not Eligible                                             0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                          0
Monitored Receivables                                       46,298,000
Additions to Monitored Receivables                           7,727,000
Collections of Monitored Receivables                         6,687,000
Total Charged-Off Receivables                                  866,000
Purchaser Adjusted Invested Amount                         125,000,000
Reassigned Receivables                                               0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                                    5.05%
Servicing Fee                                                     0.25%

Average Days Sales Outstanding                                    58.4
Monthly Payment Rate                                             51.38%
Yield Reserve                                                3,231,493
Fee Reserve                                                    162,197







                                 - 2 -



        PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                        582,836,000
Interline Payables                                         139,402,000
Outstanding Balance                                        443,434,000
Ending Net Receivables Pool Balance                        391,610,000
Ending Series 1993-1 Invested Amount                       200,000,000
Ending Series 1993-1 Available Subordinated Amount          37,896,991
Ending Deferred Monthly Servicing Fee                                0
Ending Interest Shortfall + Additional Interest                      0
Unallocated Collections                                              0
Principal Funding Account Balance                                    0
Ending Purchaser Adjusted Invested Amount (PAIA)           125,000,000
Ending Series Adjusted Invested Amount                     237,896,991

Yield Reserve                                                3,000,000
Fee Reserve                                                    139,506

Accumulation Period (Y=1;N=2)                                        2
Early Amortization Period (Y=1;N=2)                                  2

DELINQUENCY DATA (As of 8/31/96)
--------------------------------
                                                   %     Dollar Amount
                                                 ------  -------------
1-30 Days From Invoice                           96.04%    563,103,000
31-60 Days From Invoice                           2.58%     15,115,000
61-90 Days From Invoice                           0.62%      3,642,000
91-120 Days From Invoice                          0.28%      1,654,000
121-150 Days From Invoice                         0.15%        882,000
151-180 Days From Invoice                         0.10%        603,000
181-210 Days From Invoice                         0.07%        404,000
211-240 Days From Invoice                         0.04%        224,000
Greater Than 240 Days From Invoice                0.12%        693,000
                                                -------    -----------
        Total                                   100.00%    586,320,000
                                                -------    -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                           22-Sep-96
Distribution Date                                            26-Sep-96
Due Period                                                      Aug-96
Series 1993-1 Period Number                                         35
Last Day of Preceding Due Period                             31-Aug-96









                                 - 3 -



        PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                                  200,000,000
Series Adjusted Invested Amount (SAIA)                     237,896,991
Purchaser Adjusted Invested Amount (PAIA)                  125,000,000
Trust Adjusted Invested Amount (TAIA)                      362,896,991

Series Allocation Percentage (SAIA/TAIA)                         65.55%
Investor Allocation Percentage                                   93.89%
Investor Ownership Percentage                                    34.31%
Seller Ownership Percentage                                      65.69%

COLLECTIONS
-----------

Total Pool Collections                                     299,449,000
Pool Recoveries                                                      0
Total Available Collections                                299,449,000

Series Allocable Collections
  (SAP * Total Available Collections)                      196,303,683
Series Allocable Miscellaneous Payments                              0
Available Investor Collections                             184,311,274
Monthly Interest Due                                           841,667
Monthly Interest Paid                                          841,667
Remaining Available Collections                            183,469,607
Beginning Interest Shortfall + Additional
  Interest Due                                                       0
Beginning Interest Shortfall + Additional
  Interest Paid                                                      0
Remaining Available Collections                            183,469,607
Ending Unpaid Interest Shortfall                                     0

Certificateholders' Monthly Servicing Fee                       62,013
Withdrawal                                                      62,013
Remaining Available Collections                            183,407,594
Beginning Deferred Monthly Servicing Fee                             0
Withdrawal                                                           0
Remaining Available Collections ("Monthly Principal")      183,407,594
Ending Deferred Monthly Servicing Fee                                0

Charged-Off Amount                                             866,000
Investor Allocable Charged-Off Amount                          297,168
Withdrawal                                                     297,168
Remaining Available Collections                            183,110,427
Investor Charge-Off Shortfall                                        0

Deficiency Amount                                                    0
Available Subordination Draw Amount                                  0
Remaining Investor Charge-Off Shortfall                              0




                                 - 4 -



        PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                                     582,836,000
Collections                                               (299,449,000)
New Receivables                                            309,576,000
Dilutions                                                   (5,777,000)
Charged-Off Receivables                                       (866,000)
Ending Pool Balance                                        586,320,000
Interline Payables                                        (139,576,000)
Ending Outstanding Balance                                 446,744,000
Ending Net Receivables Pool Balance                        395,986,000
Ending Net Series Pool Balance                             259,588,479

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)                    15.93%

Beginning Available Subordinated Amount                     37,896,991
Required Subordination Draw Amount                                   0
Invested Amount                                                      0
Ending Available Subordinated Amount                        37,896,991
Yield Reserve                                                3,231,493
Fee Reserve                                                    162,197
Initial Invested Amount-Invested Amount                              0
Required Net Series Pool Balance                           241,290,681

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                                     200,000,000
Ending Series Adjusted Invested Amount (SAIA)              237,896,991
Ending Purchaser Adjusted Invested Amount (PAIA)           125,000,000
Ending Trust Adjusted Invested Amount (TAIA)               362,896,991

Ending Series Allocation Percentage (SAIA/TAIA)                  65.55%
Ending Investor Allocation Percentage                            92.95%
Ending Investor Ownership Percentage                             34.11%
Ending Seller Ownership Percentage                               65.89%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                            0.99%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                           1.32%
     Collections of Monitored Receivables                         1.14%
                                                                 -----
     Net Additions (Reductions) to Monitored Receivables          0.18%



                                 - 5 -



        PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                       0
Beginning Investor Charge-Offs per $1,000 Certificate             0.00
Additional Investor Charge-Offs                                      0
Additional Investor Charge-Offs per $1,000 Certificate            0.00

Reimbursements:
 Reinstatement of Investor Certificates                              0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                             0.00

Ending Investor Charge-Offs                                          0
Ending Investor Charge-Offs per $1,000 Certificate                0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                                   Y/N
                                                                   ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days          2
 2. Breach of representation or warranty not corrected for
    30 days                                                          2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT         2
 4. Trust is deemed an "Investment Company"                          2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account             2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                          2
 7. Any Series 1993-1 Servicer Default                               2
 8. Termination Notice delivered to Servicer                         2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                               2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                         2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                          297,168
Investor Recoveries                                                  0
Aggregate Investor Allocable Charged-Off Amount                297,168
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                      0.15%
Loss Reserve                                                26,000,000








                                 - 6 -



        PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                               13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling average
            for prior 12 due periods                              1.29%
        (b) Dilution Percentage (5*B.I.(a))                       6.45%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling average
            for prior 12 Due Periods                              0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))                 0.29%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods              1.23%
        (b) Monitored Receivables Percentage (7.5*B.III.(a))      9.19%

   IV.  Loss Percentage (B.II.+B.III.)                            9.48%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)        15.93%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling average
            for prior 12 Due Periods                              1.29%
        (b) Alternate Dilution Percentage (4*C.I.(a))             5.16%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                      0.36%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage            8.01%

   IV.  Alternate Loss Percentage (C.II.+C.III.)                  8.37%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                             13.53%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                              15.93%






                                 - 7 -



        PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                                  200,000,000
Ending Invested Amount                                     200,000,000
Pool Factor                                                  1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                          299,449,000

Available Investor Collections                             183,110,427
Monthly Principal                                                    0
Available Principal Collections                            183,110,427


I.  Revolving Period:
    Unallocated Collections                                          0
    Amounts Paid to Seller (Seller's Interest)             183,110,427

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                                   0
    Controlled Deposit Amount                                        0
    Monthly Principal Deposited into Principal Funding Account       0
    Excess Collections                                               0
    Excess Collections Paid To Seller                                0
    Beginning Principal Funding Account Balance                      0
    Deposits to Principal Funding Account                            0
    Ending Principal Funding Account Balance                         0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                                    841,666.67
Total Amount Allocable to Interest                          841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                          4.21
Total Amount Allocable to Principal                               0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                          0.00

Pool Factor                                                  1.0000000












                                 - 8 -



        PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                                  200,000,000
Additional Investor Charge-Offs                                      0
Reimbursement of Investor Charge-Offs                                0
Unallocated Collections                                              0

Invested Amount Before Principal Amortization              200,000,000

Principal on Deposit in Principal Funding Account                    0
Ending Invested Amount                                     200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date                 841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                                 - 9 -



        PAGE 10

                  CSXT TRADE RECEIVABLES MASTER TRUST
                  -----------------------------------

            Certificateholders' Distribution Date Statement
                             Series 1993-1
                  CSX Transportation, Inc. (Servicer)

        Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  September 26, 1996

Due Period:  August 1, 1996 through August 31, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                      $299,449,000.00

  Pool Balance as of the last day of the
    preceding Due Period                               $586,320,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                            65.55%

  Investor Allocation Percentage                                 93.89%

  Investor Ownership Percentage                                  34.31%











                                - 10 -



        PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders       $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                              $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                         $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                             $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                         $          0.00

  Pool Factor                                                1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal
      Funding Account                                  $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                            $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                         $     297,168.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current Due Period            15.93%

  Ending Available Subordinated Amount                  $37,896,990.60











                                - 11 -



        PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                       $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                                 $          0.00

  Additional Investor Charge-Offs                      $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                                 $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates             $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                               $          0.00

  Ending Investor Charge-Offs                          $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                                 $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the preceding
    Due Period                                         $586,320,000.00

  Ending Net Receivables Pool Balance                  $395,986,000.00

  Ending Net Series Pool Balance                       $259,588,478.86

























                                - 12 -

                                                                  EXHIBIT 99.3
       PAGE 1



















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
           FOR THE OCTOBER 25, 1996 DISTRIBUTION DATE
                (as amended on March 11, 1997)

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1































                                     - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               456,746,000
Total New Receivables Sold To Trust (New Invoices)   505,521,000
Dilutions                                              5,935,000
Defaulted Receivables (91 days +)                      4,014,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   154,697,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 43,647,000
Additions to Monitored Receivables                     8,907,000
Collections of Monitored Receivables                   6,742,000
Total Charged-Off Receivables                            751,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              38.5
Monthly Payment Rate                                       77.90%
Yield Reserve                                          3,000,000
Fee Reserve                                              106,974







                                     - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  586,320,000
Interline Payables                                   139,576,000
Outstanding Balance                                  446,744,000
Ending Net Receivables Pool Balance                  395,986,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    37,896,991
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               237,896,991

Yield Reserve                                          3,231,493
Fee Reserve                                              162,197

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 9/30/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      95.01%   597,054,000
31-60 Days From Invoice                      3.52%    22,124,000
61-90 Days From Invoice                      0.83%     5,217,000
91-120 Days From Invoice                     0.23%     1,426,000
121-150 Days From Invoice                    0.12%       764,000
151-180 Days From Invoice                    0.08%       520,000
181-210 Days From Invoice                    0.06%       398,000
211-240 Days From Invoice                    0.04%       221,000
Greater Than 240 Days From Invoice           0.11%       685,000
                                           -------   -----------
       Total                               100.00%   628,409,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Oct-96
Distribution Date                                      25-Oct-96
Due Period                                                Sep-96
Series 1993-1 Period Number                                   36
Last Day of Preceding Due Period                       30-Sep-96









                                     - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               237,896,991
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                362,896,991

Series Allocation Percentage (SAIA/TAIA)                   65.55%
Investor Allocation Percentage                             92.95%
Investor Ownership Percentage                              34.11%
Seller Ownership Percentage                                65.89%

COLLECTIONS
-----------

Total Pool Collections                               456,746,000
Pool Recoveries                                                0
Total Available Collections                          456,746,000

Series Allocable Collections
  (SAP * Total Available Collections)                299,419,675
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       278,314,267
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      277,472,600
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      277,472,600
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 61,694
Withdrawal                                                61,694
Remaining Available Collections                      277,410,906
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections
  ("Monthly Principal")                              277,410,906
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                       751,000
Investor Allocable Charged-Off Amount                    256,174
Withdrawal                                               256,174
Remaining Available Collections                      277,154,732
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                                     - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               586,320,000
Collections                                         (456,746,000)
New Receivables                                      505,521,000
Dilutions                                             (5,935,000)
Charged-Off Receivables                                 (751,000)
Ending Pool Balance                                  628,409,000
Interline Payables                                  (154,697,000)
Ending Outstanding Balance                           473,712,000
Ending Net Receivables Pool Balance                  426,051,000
Ending Net Series Pool Balance                       279,297,579

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              15.93%

Beginning Available Subordinated Amount               37,896,991
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  37,896,991
Yield Reserve                                          3,000,000
Fee Reserve                                              106,974
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     241,003,965

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        237,896,991
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         362,896,991

Ending Series Allocation Percentage (SAIA/TAIA)            65.55%
Ending Investor Allocation Percentage                      86.29%
Ending Investor Ownership Percentage                       31.83%
Ending Seller Ownership Percentage                         68.17%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      0.94%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.42%
     Collections of Monitored Receivables                   1.07%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables    0.35%



                                     - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                    256,174
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount          256,174
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.13%
Loss Reserve                                          26,000,000








                                     - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 due periods                1.29%
        (b) Dilution Percentage (5*B.I.(a))                 6.45%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.29%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.23%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                 9.19%

   IV.  Loss Percentage (B.II.+B.III.)                      9.48%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  15.93%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.29%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.16%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.40%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage      8.01%

   IV.  Alternate Loss Percentage (C.II.+C.III.)            8.41%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       13.57%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        15.93%





                                     - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    456,746,000

Available Investor Collections                       277,154,732
Monthly Principal                                              0
Available Principal Collections                      277,154,732


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       277,154,732

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                                     - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller
























                                     - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 25, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the"Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  October 25, 1996

Due Period:  September 1, 1996 through September 30, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $456,746,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $628,409,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.55%

  Investor Allocation Percentage                           92.95%

  Investor Ownership Percentage                            34.11%









                                     - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders   $  841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                          $  841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                     $        4.21

  Total amount distributed to Certificateholders
    allocable to Principal                         $        0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                     $        0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal Funding
      Account                                      $        0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for
    the Due Period                                  $ 256,174.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current Due Period      15.93%

  Ending Available Subordinated Amount           $ 37,896,990.60











                                     - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceding Due Period                         $628,409,000.00

  Ending Net Receivables Pool Balance            $426,051,000.00

  Ending Net Series Pool Balance                 $279,297,578.72

























                                     - 12 -


                                                                  EXHIBIT 99.3
       PAGE 1


















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
           FOR THE NOVEMBER 28, 1996 DISTRIBUTION DATE

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1
































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               405,117,000
Total New Receivables Sold To Trust (New Invoices)   416,738,000
Dilutions                                              8,364,000
Defaulted Receivables (91 days +)                      3,283,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   161,874,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 42,767,000
Additions to Monitored Receivables                    23,642,000
Collections of Monitored Receivables                   9,704,000
Total Charged-Off Receivables                            176,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              46.5
Monthly Payment Rate                                       64.47%
Yield Reserve                                          3,000,000
Fee Reserve                                              129,265







                              - 2 -



       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  628,409,000
Interline Payables                                   154,697,000
Outstanding Balance                                  473,712,000
Ending Net Receivables Pool Balance                  426,051,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    37,896,991
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               237,896,991

Yield Reserve                                          3,000,000
Fee Reserve                                              128,309

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 10/31/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      96.50%   609,308,000
31-60 Days From Invoice                      2.51%    15,868,000
61-90 Days From Invoice                      0.48%     3,031,000
91-120 Days From Invoice                     0.21%     1,347,000
121-150 Days From Invoice                    0.08%       525,000
151-180 Days From Invoice                    0.06%       366,000
181-210 Days From Invoice                    0.01%        58,000
211-240 Days From Invoice                    0.04%       276,000
Greater Than 240 Days From Invoice           0.11%       711,000
                                           -------   -----------
       Total                               100.00%   631,490,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     22-Nov-96
Distribution Date                                      28-Nov-96
Due Period                                                Oct-96
Series 1993-1 Period Number                                   37
Last Day of Preceding Due Period                       31-Oct-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               237,896,991
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                362,896,991

Series Allocation Percentage (SAIA/TAIA)                   65.55%
Investor Allocation Percentage                             86.30%
Investor Ownership Percentage                              31.83%
Seller Ownership Percentage                                68.17%

COLLECTIONS
-----------

Total Pool Collections                               405,117,000
Pool Recoveries                                                0
Total Available Collections                          405,117,000

Series Allocable Collections
  (SAP * Total Available Collections)                265,574,303
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       229,182,531
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      228,340,864
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      228,340,864
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 61,457
Withdrawal                                                61,457
Remaining Available Collections                      228,279,407
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        228,279,407
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                       176,000
Investor Allocable Charged-Off Amount                     56,014
Withdrawal                                                56,014
Remaining Available Collections                      228,223,393
Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0



                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               628,409,000
Collections                                         (405,117,000)
New Receivables                                      416,738,000
Dilutions                                             (8,364,000)
Charged-Off Receivables                                 (176,000)
Ending Pool Balance                                  631,490,000
Interline Payables                                  (161,874,000)
Ending Outstanding Balance                           469,616,000
Ending Net Receivables Pool Balance                  423,566,000
Ending Net Series Pool Balance                       277,668,538

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              18.25%

Beginning Available Subordinated Amount               37,896,991
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  44,655,800
Yield Reserve                                          3,000,000
Fee Reserve                                              129,265
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     247,785,065

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        244,655,800
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         369,655,800

Ending Series Allocation Percentage (SAIA/TAIA)            66.18%
Ending Investor Allocation Percentage                      88.39%
Ending Investor Ownership Percentage                       31.67%
Ending Seller Ownership Percentage                         60.33%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                      1.32%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     3.74%
     Collections of Monitored Receivables                   1.54%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables    2.20%



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     56,014
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           56,014
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.03%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling average
            for prior 12 due periods                        1.29%
        (b) Dilution Percentage (5*B.I.(a))                 6.45%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.29%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.53%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                11.51%

   IV.  Loss Percentage (B.II.+B.III.)                     11.80%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  18.25%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling average
            for prior 12 Due Periods                        1.29%
        (b) Alternate Dilution Percentage (4*C.I.(a))       5.16%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.40%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage     12.67%

   IV.  Alternate Loss Percentage (C.II.+C.III.)           13.07%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       18.23%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        18.25%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    405,117,000

Available Investor Collections                       228,223,393
Monthly Principal                                              0
Available Principal Collections                      228,223,393


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       228,223,393

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  November 28, 1996

Due Period:  October 1, 1996 through October 31, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $405,117,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $631,490,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      65.55%

  Investor Allocation Percentage                           86.30%

  Investor Ownership Percentage                            31.83%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal
      Funding Account                            $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $     56,014.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                             18.25%

  Ending Available Subordinated Amount            $44,655,799.87










                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceding Due Period                         $631,490,000.00

  Ending Net Receivables Pool Balance            $423,566,000.00

  Ending Net Series Pool Balance                 $277,668,537.87

























                             - 12 -


                                                                  EXHIBIT 99.3
       PAGE 1

















         CERTIFICATEHOLDERS' DISTRIBUTION DATE STATEMENT
           FOR THE DECEMBER 26, 1996 DISTRIBUTION DATE

               CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates,
                          Series 1993-1

































                              - 1 -



       PAGE 2

               CSXT TRADE RECEIVABLES MASTER TRUST
               Monthly Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

ORIGINAL SERIES 1993-1 PARAMETERS
---------------------------------

Initial Pool Balance                                 542,490,000
Initial Invested Amount                              200,000,000
Required Net Series Pool Balance                     239,993,384
Original Investor Allocation Percentage                    44.24%
Certificate Rate                                            5.05%
Servicing Fee (Per Annum)                                   0.25%
Original Required Available Subordinated Amount       36,658,384
Purchaser Adjusted Invested Amount (PAIA)            130,000,000

MONTHLY ACTIVITY
----------------

Total Pool Collections                               393,722,200
Total New Receivables Sold To Trust (New Invoices)   412,225,000
Dilutions                                              5,798,000
Defaulted Receivables (91 days +)                      1,986,000
Total Pool Recoveries                                          0
Investment Proceeds for Due Period                             0
Interline Payables                                   156,764,000
Overconcentration Amount                                       0
Receivables Not Eligible                                       0
Miscellaneous Payments (Adjustment Payments +
  Transfer Deposit Amounts)                                    0
Monitored Receivables                                 53,136,000
Additions to Monitored Receivables                    10,278,000
Collections of Monitored Receivables                  12,941,000
Total Charged-Off Receivables                             82,000
Purchaser Adjusted Invested Amount                   125,000,000
Reassigned Receivables                                         0

MONTHLY PAYMENT RATE, YIELD RESERVE AND FEE RESERVE CALCULATION
---------------------------------------------------------------

Series 1993-1 Certificate Rate                              5.05%
Servicing Fee                                               0.25%

Average Days Sales Outstanding                              48.1
Monthly Payment Rate                                       62.35%
Yield Reserve                                          3,000,000
Fee Reserve                                              133,658








                              - 2 -


       PAGE 3

INPUTS FROM PREVIOUS SERVICER REPORT
------------------------------------

Ending Pool Balance                                  631,490,000
Interline Payables                                   161,874,000
Outstanding Balance                                  469,616,000
Ending Net Receivables Pool Balance                  423,566,000
Ending Series 1993-1 Invested Amount                 200,000,000
Ending Series 1993-1 Available Subordinated Amount    44,655,800
Ending Deferred Monthly Servicing Fee                          0
Ending Interest Shortfall + Additional Interest                0
Unallocated Collections                                        0
Principal Funding Account Balance                              0
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Series Adjusted Invested Amount               244,655,800

Yield Reserve                                          3,000,000
Fee Reserve                                              129,265

Accumulation Period (Y=1;N=2)                                  2
Early Amortization Period (Y=1;N=2)                            2

DELINQUENCY DATA (As of 11/30/96)
--------------------------------
                                              %    Dollar Amount
                                            ------ -------------
1-30 Days From Invoice                      97.05%   625,121,000
31-60 Days From Invoice                      2.23%    14,393,000
61-90 Days From Invoice                      0.41%     2,613,000
91-120 Days From Invoice                     0.13%       824,000
121-150 Days From Invoice                    0.07%       472,000
151-180 Days From Invoice                    0.03%       163,000
181-210 Days From Invoice                    0.02%       131,000
211-240 Days From Invoice                    0.01%        60,000
Greater Than 240 Days From Invoice           0.05%       336,000
                                           -------   -----------
       Total                               100.00%   644,113,000
                                           -------   -----------
CERTIFICATE REPORTING DATES
---------------------------

Determination Date                                     23-Dec-96
Distribution Date                                      26-Dec-96
Due Period                                                Nov-96
Series 1993-1 Period Number                                   38
Last Day of Preceding Due Period                       30-Nov-96









                              - 3 -



       PAGE 4

ALLOCATION PERCENTAGES
----------------------

Beginning Invested Amount                            200,000,000
Series Adjusted Invested Amount (SAIA)               244,655,800
Purchaser Adjusted Invested Amount (PAIA)            125,000,000
Trust Adjusted Invested Amount (TAIA)                369,655,800

Series Allocation Percentage (SAIA/TAIA)                   66.18%
Investor Allocation Percentage                             88.39%
Investor Ownership Percentage                              31.67%
Seller Ownership Percentage                                68.33%

COLLECTIONS
-----------

Total Pool Collections                               393,722,000
Pool Recoveries                                                0
Total Available Collections                          393,722,000

Series Allocable Collections
  (SAP * Total Available Collections)                260,583,956
Series Allocable Miscellaneous Payments                        0
Available Investor Collections                       230,326,399
Monthly Interest Due                                     841,667
Monthly Interest Paid                                    841,667
Remaining Available Collections                      229,484,732
Beginning Interest Shortfall + Additional
  Interest Due                                                 0
Beginning Interest Shortfall + Additional
  Interest Paid                                                0
Remaining Available Collections                      229,484,732
Ending Unpaid Interest Shortfall                               0

Certificateholders' Monthly Servicing Fee                 62,120
Withdrawal                                                62,120
Remaining Available Collections                      229,422,612
Beginning Deferred Monthly Servicing Fee                       0
Withdrawal                                                     0
Remaining Available Collections ("Monthly
  Principal")                                        229,422,612
Ending Deferred Monthly Servicing Fee                          0

Charged-Off Amount                                        82,000
Investor Allocable Charged-Off Amount                     25,970
Withdrawal                                                25,970
Remaining Available Collections                      229,396,641


Investor Charge-Off Shortfall                                  0

Deficiency Amount                                              0
Available Subordination Draw Amount                            0
Remaining Investor Charge-Off Shortfall                        0

                              - 4 -



       PAGE 5

POOL BALANCE
------------

Beginning Pool Balance                               631,490,000
Collections                                         (393,722,000)
New Receivables                                      412,225,000
Dilutions                                             (5,798,000)
Charged-Off Receivables                                  (82,000)
Ending Pool Balance                                  644,113,000
Interline Payables                                  (156,764,000)
Ending Outstanding Balance                           487,349,000
Ending Net Receivables Pool Balance                  432,227,000
Ending Net Series Pool Balance                       286,068,398

REQUIRED NET SERIES POOL BALANCE
--------------------------------

Subordination Percentage (Current Due Period)              19.37%

Beginning Available Subordinated Amount               44,655,800
Required Subordination Draw Amount                             0
Invested Amount                                                0
Ending Available Subordinated Amount                  48,046,633
Yield Reserve                                          3,000,000
Fee Reserve                                              133,658
Initial Invested Amount-Invested Amount                        0
Required Net Series Pool Balance                     251,180,291

NEW ALLOCATION PERCENTAGES
--------------------------

Ending Invested Amount                               200,000,000
Ending Series Adjusted Invested Amount (SAIA)        248,046,633
Ending Purchaser Adjusted Invested Amount (PAIA)     125,000,000
Ending Trust Adjusted Invested Amount (TAIA)         373,046,633

Ending Series Allocation Percentage (SAIA/TAIA)            66.49%
Ending Investor Allocation Percentage                      87.40%
Ending Investor Ownership Percentage                       31.05%
Ending Seller Ownership Percentage                         68.95%

CURRENT DUE PERIOD DILUTION AND MONITORED
  RECEIVABLES PERCENTAGES
-----------------------------------------

A. Dilution Percentage                                       .90%

B. Monitored Receivables (As a Percentage of Pool Balance)
     Additions to Monitored Receivables                     1.60%
     Collections of Monitored Receivables                   2.01%
                                                            -----
     Net Additions (Reductions) to Monitored Receivables   (0.41%)



                              - 5 -



       PAGE 6

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

Beginning Investor Charge-Offs                                 0
Beginning Investor Charge-Offs per $1,000 Certificate       0.00
Additional Investor Charge-Offs                                0
Additional Investor Charge-Offs per $1,000 Certificate      0.00

Reimbursements:
 Reinstatement of Investor Certificates                        0
 Reinstatement of Investor Certificates per
   $1,000 Certificate                                       0.00

Ending Investor Charge-Offs                                    0
Ending Investor Charge-Offs per $1,000 Certificate          0.00

AMORTIZATION EVENTS
-------------------
(Yes=1; No=2)
                                                             Y/N
                                                             ---
 1. Breach of material covenant or agreement pursuant to
    the Pooling and Servicing Agreement uncured for 30 days    2
 2. Breach of representation or warranty not corrected for
    30 days                                                    2
 3. Bankruptcy, insolvency or receivership of Seller or CSXT   2
 4. Trust is deemed an "Investment Company"                    2
 5. CSXT fails to convey Receivables to Seller and Servicer
    fails to make deposit to Retained Collection Account       2
 6. Required Net Series Pool Balance exceeds Net Series Pool
    Balance                                                    2
 7. Any Series 1993-1 Servicer Default                         2
 8. Termination Notice delivered to Servicer                   2
 9. Invested Amount of Series not paid in full on Expected
    Final Payment Date                                         2
10. Average Monthly Payment Rate for the three preceding Due
    Periods is less than 25%                                   2

AGGREGATE INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-----------------------------------------------

Investor Allocable Charged-Off Amount                     25,970
Investor Recoveries                                            0
Aggregate Investor Allocable Charged-Off Amount           25,970
Aggregate Investor Allocable Charged-Off Amount as a
 Percentage of Ending Series Invested Amount                0.01%
Loss Reserve                                          26,000,000








                              - 6 -



       PAGE 7

SUBORDINATION PERCENTAGE (CURRENT DUE PERIOD)
---------------------------------------------


Calculation of Subordination Percentage


A.  Subordination Percentage Floor                         13.00%


B.  I.  Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling average
            for prior 12 due periods                        1.20%
        (b) Dilution Percentage (5*B.I.(a))                 6.00%

   II.  Delinquencies
        (a) Delinquency Ratio-Greatest 3-month rolling
            average for prior 12 Due Periods                0.04%
        (b) Delinquency Percentage (7.5*B.II.(a))           0.29%

  III.  Monitored Receivables
        (a) Monitored Receivables Ratio-Greatest 3-month
            rolling average for prior 12 Due Periods        1.53%
        (b) Monitored Receivables Percentage
            (7.5*B.III.(a))                                11.51%

   IV.  Loss Percentage (B.II.+B.III.)                     11.80%

    V.  Sum of Dilution and Loss Percentages (B.I.+B.IV.)  17.80%


C.  I.  Alternate Dilutions
        (a) Dilution Ratio-Greatest 2-month rolling
            average for prior 12 Due Periods                1.20%
        (b) Alternate Dilution Percentage (4*C.I.(a))       4.80%

   II.  Alternate Delinquencies
        (a) Alternate Delinquency Percentage                0.40%

  III.  Alternate Monitored Receivables
        (a) Alternate Monitored Receivables Percentage     14.17%

   IV.  Alternate Loss Percentage (C.II.+C.III.)           14.57%

    V.  Sum of Alternate Dilution and Alternate Loss
         Percentages                                       19.37%


D.  Subordination Percentage (Greatest of A.,
     B.V., or C.V.)                                        19.37%





                              - 7 -



       PAGE 8

POOL FACTOR
-----------

Beginning Invested Amount                            200,000,000
Ending Invested Amount                               200,000,000
Pool Factor                                            1.0000000

ALLOCATION OF COLLECTIONS TO PRINCIPAL
--------------------------------------

Total Collections                                    393,722,000

Available Investor Collections                       229,396,641
Monthly Principal                                              0
Available Principal Collections                      229,396,641


I.  Revolving Period:
    Unallocated Collections                                    0
    Amounts Paid to Seller (Seller's Interest)       229,396,641

II. Accumulation Period/Early Amortization Period:
    Controlled Accumulation Amount                             0
    Controlled Deposit Amount                                  0
    Monthly Principal Deposited into Principal
      Funding Account                                          0
    Excess Collections                                         0
    Excess Collections Paid To Seller                          0
    Beginning Principal Funding Account Balance                0
    Deposits to Principal Funding Account                      0
    Ending Principal Funding Account Balance                   0

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

Total Amount Distributed                              841,666.67
Total Amount Allocable to Interest                    841,666.67
Total Amount Allocable to Interest per
  $1,000 of Certificates                                    4.21
Total Amount Allocable to Principal                         0.00
Total Amount Allocable to Principal per
  $1,000 of Certificates                                    0.00

Pool Factor                                            1.0000000











                              - 8 -



       PAGE 9

SERIES 1993-1 INVESTED AMOUNT
-----------------------------

Beginning Invested Amount                            200,000,000
Additional Investor Charge-Offs                                0
Reimbursement of Investor Charge-Offs                          0
Unallocated Collections                                        0

Invested Amount Before Principal Amortization        200,000,000

Principal on Deposit in Principal Funding Account              0
Ending Invested Amount                               200,000,000


Amount to be deposited with Trustee in respect of
Monthly Interest due on next Distribution Date           841,667




I hereby certify that this Monthly Servicer Report has been prepared in accordance with the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented, and is correct to the best of my knowledge.



                                           /s/ JAMES FEESER
                                           ---------------------
                                           James Feeser
                                           Assistant Controller

























                              - 9 -



       PAGE 10

               CSXT TRADE RECEIVABLES MASTER TRUST
               -----------------------------------

         Certificateholders' Distribution Date Statement
                          Series 1993-1
               CSX Transportation, Inc. (Servicer)

       Pursuant to Section 5.02(a) of the Series 1993-1 Supplement dated as of October 28, 1993, to the Pooling and Servicing Agreement dated as of December 18, 1992, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and Chemical Bank, as Trustee (the "Trustee"), the Servicer is required to prepare and report certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  December 26, 1996

Due Period:  November 1, 1996 through November 30, 1996


POOL COLLECTIONS
----------------

  Aggregate amount of Collections                $393,722,000.00

  Pool Balance as of the last day of the
    preceding Due Period                         $644,113,000.00


ALLOCATION PERCENTAGES
----------------------

  Series 1993-1 Allocation Percentage                      66.18%

  Investor Allocation Percentage                           88.39%

  Investor Ownership Percentage                            31.67%











                             - 10 -



       PAGE 11

DISTRIBUTION TO CERTIFICATEHOLDERS
----------------------------------

  Total amount distributed to Certificateholders $    841,666.67

  Total amount distributed to Certificateholders
    allocable to Interest                        $    841,666.67
  Total amount distributed allocable to Interest
    per $1,000 of Certificates                   $          4.21

  Total amount distributed to Certificateholders
    allocable to Principal                       $          0.00
  Total amount distributed allocable to Principal
    per $1,000 of Certificates                   $          0.00

  Pool Factor                                          1.0000000


CERTIFICATE INVESTED AMOUNTS
----------------------------

  Series 1993-1 Invested Amount
    Amounts on deposit in the Principal
      Funding Account                            $          0.00

    Outstanding balance of the Series 1993-1
      Certificates (after giving effect to all
      distributions to occur on the Distribution
      Date)                                      $200,000,000.00


INVESTOR ALLOCABLE CHARGED-OFF AMOUNT
-------------------------------------

  Investor Allocable Charged-Off Amount for the
    Due Period                                   $     25,970.00


SUBORDINATION PERCENTAGE
------------------------

  Subordination Percentage for the Current
    Due Period                                             19.37%

  Ending Available Subordinated Amount            $48,046,632.77










                             - 11 -



       PAGE 12

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY
----------------------------------------------

  Beginning Investor Charge-Offs                 $          0.00
  Beginning Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Additional Investor Charge-Offs                $          0.00
  Additional Investor Charge-Offs per
    $1,000 Certificate                           $          0.00

  Reimbursements:
    Reinstatement of Investor Certificates       $          0.00
    Reinstatement of Investor Certificates per
      $1,000 Certificate                         $          0.00

  Ending Investor Charge-Offs                    $          0.00
  Ending Investor Charge-Offs per
    $1,000 Certificate                           $          0.00


POOL BALANCES
-------------

  Pool Balance as of the last day of the
    preceding Due Period                         $644,113,000.00

  Ending Net Receivables Pool Balance            $432,227,000.00

  Ending Net Series Pool Balance                 $286,068,397.86

























                                    - 12 -